  Exhibit 99.1
MabVax Announces Adjournment of Special Meeting of Stockholders
Special Meeting to Resume on Monday, October 2, 2017

San Diego, September 28, 2017 -- MabVax Therapeutics Holdings, Inc. (NASDAQ: MBVX) a clinical-stage biotechnology company focused on the development of antibody-based products to address unmet medical needs in the treatment of cancer, today announced that its Special Meeting of Stockholders scheduled for and convened on September 28, 2017 (the “Special Meeting”), was adjourned to achieve a quorum on the proposals to be approved.

The Special Meeting has been adjourned to 3:00 p.m. Pacific Daylight Time/6:00 p.m. Eastern Daylight Time on Monday, October 2, 2017, at the offices of the Company at 11535 Sorrento Valley Road, Suite 400, San Diego, CA 92121, to allow additional time for MabVax stockholders to vote on proposals to approve the following:

1. A reverse stock split of the Company’s issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to September 28, 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

2. The potential issuance of up to an aggregate of 3,400,000 shares of common stock, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of common stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of common stock available for issuance under designated but unissued shares of Series J Preferred Stock;

3. If the Proposal 2 is approved, to approve the potential issuance of up to 6,500,000 shares of common stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017;

 4. The issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

5. The issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

6. The Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of common stock for issuance, each as set forth in the MabVax's proxy statement filed with the Securities and Exchange Commission ("SEC").

The affirmative vote of over 50% of the issued and outstanding voting power of MabVax's outstanding voting shares is required for the approval of the reverse stock split; a majority of the votes cast is required for the approval of Proposal 2, provided however, that no shares of common stock underlying the Series J Preferred Stock may be counted towards approval of this proposal; a majority of the votes cast is required for the approval of Proposal 3, provided however, that no shares of common stock underlying the Series K Preferred Stock may be counted towards approval of this proposal; and a majority of the votes cast is required for the approval of each of the remaining proposals.

During the period of the adjournment, MabVax will continue to solicit proxies from its stockholders with respect to the proposals set forth in the proxy statement. Only stockholders of record on the record date of August 28, 2017, are entitled to and are being requested to vote. If a stockholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such stockholder.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company's proxy statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC's website at www.sec.gov.

MabVax encourages all stockholders that have not yet voted to vote their shares by 11:59 p.m. on Sunday, October 1, 2017, Eastern daylight time.   If you have not voted, or have mislaid your proxy materials or are uncertain if you have voted all the shares you are entitled to vote please see "How You Can Vote," below. Every single vote counts.

How You Can Vote

While MabVax's record holders have four methods of voting, MabVax does not believe that there is sufficient time for record holders to vote by mail at this time.  The deadline for voting online is 11:59 pm EDT on Sunday October 1, 2017. Thus, MabVax encourages record holders to vote in one of the three following manners:

Stockholders of Record

For your convenience, our record holders have three methods of voting – please call the Company at 858-259-9405 if you need assistance or if you have lost your control number:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.
Vote by telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.
3.
Vote in person. Attend and vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have three methods of voting – please contact your brokerage house if you have lost your voting instructions:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.
Vote by telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.
3.
Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

The Board of MabVax has recommended that you vote FOR the approval of each of the proposals before the stockholders at the Special Meeting.

Important Information
This material may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the Special Meeting. MabVax has filed with the Securities and Exchange Commission and mailed to its stockholders a proxy statement in connection with the Special Meeting, and advises its stockholders to read the proxy statement and any and all supplements and amendments thereto because they contain important information. Stockholders may obtain a free copy of the proxy statement and other documents filed by MabVax with the Securities and Exchange Commission at www.sec.gov.  The proxy statement and these other documents may also be obtained upon request addressed to MabVax's Corporate Secretary at MabVax Therapeutics Holdings, Inc., 11535 Sorrento Valley Rd., Suite 400, San Diego, CA 92121.

About MabVax
MabVax Therapeutics Holdings, Inc. is a clinical-stage biotechnology company with a fully human antibody discovery platform focused on the rapid translation into clinical development of products to address unmet medical needs in the treatment of cancer. Our antibody MVT-5873, is a fully human IgG1 monoclonal antibody (mAb) that targets sialyl Lewis A (sLea), an epitope on CA19-9, and is currently in Phase 1 clinical trials as a therapeutic agent for patients with pancreatic cancer and other CA19-9 positive tumors. CA19-9 is expressed in over 90% of pancreatic cancers and in other diseases including small cell lung and GI cancers. CA19-9 plays an important role in tumor adhesion and metastasis, and is a marker of an aggressive cancer phenotype. CA19-9 serum levels are considered a valuable adjunct in the diagnosis, prognosis and treatment monitoring of pancreatic cancer. With our collaborators including Memorial Sloan Kettering Cancer Center, Sarah Cannon Research Institute, Honor Health and Imaging Endpoints, we have treated 50 patients with either our therapeutic antibody designated as MVT-5873 or our PET imaging diagnostic product designated as MVT-2163 in Phase 1 clinical studies, and demonstrated early safety and specificity for the target. Patient dosing has commenced for our lead development program in Phase 1 clinical study of the Company's radioimmunotherapy product MVT-1075. For additional information, please visit the Company's website, www.mabvax.com.

Forward-Looking Statements
This press release on announcing the closing of our registered direct offering contains "forward-looking statements" regarding matters that are not historical facts, including statements relating to the Company's clinical trials and product development pipeline. We have no assurance that all the product development pipeline will be fully developed by the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic filings with the Securities and Exchange Commission, including the factors described in the section entitled "Risk Factors" in its annual report on Form 10-K for the fiscal year ended December 31, 2016, as amended and supplemented from time to time and the Company's Quarter Reports on Form 10-Q and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. The parties do not undertake any obligation to update forward-looking statements contained in this press release.

Investor Contact:
Jenene Thomas
Jenene Thomas Communications, LLC
Phone: +1 (908) 938-1475
Email: jtc@jenenethomascommunications.com